Exhibit 10.12

SECOND AMENDMENT OF VENTURE LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT OF VENTURE LOAN AND SECURITY AGREEMENT (this “Agreement”), dated as of October 31, 2008, is entered into by and between TENGION, INC., a Delaware corporation (“Borrower”), and HORIZON TECHNOLOGY FUNDING COMPANY LLC (“Lender”), a Delaware limited liability company.

RECITALS

A. Borrower and Lender are parties to a certain Venture Loan and Security Agreement executed September 19, 2006 to be effective September 1, 2006, as amended from time to time including by a certain First Amendment of Venture Loan and Security Agreement dated as of September 28, 2007 (as amended, collectively, the “Loan Agreement”) pursuant to which Lender, among other things, has (i) provided certain loans to Borrower as evidenced by (a) a certain Amended and Restated Secured Promissory Note (Loan A) executed by Borrower in favor of Lender, dated as of September 1, 2006, in the original principal amount of Eleven Million Five Hundred and Forty-Five Thousand Two Hundred Forty-Three and 71/100 Dollars ($11,545,243.71) (“Note A”), (b) a certain Amended and Restated Secured Promissory Note (Loan B) executed by Borrower in favor of Lender, dated as of December 15, 2006 in the original principal amount of Three Million and 00/100 Dollars ($3,000,000) (“Note B”), and (c) a certain Amended and Restated Secured Promissory Note (Loan C) executed by Borrower in favor of Lender, dated as of December 15, 2006 in the original principal amount of Five Million Four Hundred Fifty-Four Thousand Seven Hundred Fifty-Six and 29/100 Dollars ($5,454,756.29) (“Note C”, and together with Note A and Note B, collectively, the “Notes”) and (ii) been granted a security interest in all assets of Borrower, excluding Intellectual Property (as defined in the Loan Agreement).

B. Borrower has now requested that Lender amend certain provisions of the Loan Agreement and the Notes to provide for additional interest only payments.

C. Lender is willing to grant such request, but only to the extent, and in accordance with the terms, and subject to the conditions, set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1. Definitions; Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement. Other rules of construction set forth in the Loan Agreement, to the extent not inconsistent with this Agreement, apply to this Agreement and are hereby incorporated by reference.

2. Confirmation. Borrower hereby acknowledges and agrees that: (i) the Loan Agreement sets forth the legal, valid, binding and continuing obligations of Borrower to Lender, (ii) the Obligations to Lender under the Loan Agreement are secured by validly perfected security interests in all assets of Borrower, excluding Intellectual Property and with respect to (a) Third Party Equipment, consistent with the provisions of Section 4.8 of the Loan Agreement, and (b) deposit accounts, consistent with the Account Control Agreements with the institutions holding such deposit accounts, and (iii) Borrower has no cause of action, claim, defense or set-off against the Lender in any way regarding or relating to the Loan Agreement or Lender’s actions thereunder and to the extent any such cause of action, claim, defense or set-off ever existed, it is waived and Lender is released from any claims of Borrower. Borrower represents and warrants that no Default or Event of Default has occurred under the Loan Agreement.

3. Amendments to Loan Agreement.

(a) Borrower and Lender hereby agree that the definitions of “Loan Rate”, “Maturity Date” “Permitted Indebtedness” and “Permitted Liens” in Section 1.1 of the Loan Agreement are hereby deleted and replaced as set forth below and new definitions of “New Venture Debt Agreement”, “New Venture Debt Lender” and “PA Lease Agreements” as set forth below are hereby added to Section 1.1 of the Loan Agreement:

“Loan Rate” means, (1) from the Funding Date through October 31, 2008 the per annum rate of interest (based on a year of twelve 30-day months) equal to, (A) with respect to Loan A, 11.78%, (B) with respect to Loan B and Loan C, 11.80% and (2) from November 1, 2008 through the Maturity Date, (i) the one month LIBOR Rate, as reported in the Wall Street Journal, on the date which is five (5) days before the Funding Date for such Loan (or, if such date is not a Business Day, the next earlier Business Day) plus (ii) 9.00%.

“Maturity Date” means, with respect to each Loan, July 1, 2011, or, in any case, if earlier, the date of acceleration of such Loan following an Event of Default or the date of prepayment, whichever is applicable.

“Permitted Indebtedness” means and includes:

(a) Indebtedness of Borrower to Lender and New Venture Debt Lender;

(b) Indebtedness of Borrower outstanding or available to be borrowed as of October 31, 2008 secured by Liens permitted under clause (e) of the definition of Permitted Liens in an aggregate outstanding principal amount not to exceed Ten Million Dollars ($10,000,000);

(c) Indebtedness arising from the endorsement of instruments in the ordinary course of business;

(d) Indebtedness of Borrower arising from the establishment of letters of credit in favor of Corporate Interiors, Inc. and Norriton Business Campus, L.P. in accordance with the PA Lease Agreements, such indebtedness not to exceed Three Million Dollars ($3,000,000); and

(e) Indebtedness existing on the date hereof and set forth on the Disclosure Schedule.

“Permitted Liens” means and includes:

(a) the Lien created by this Agreement and the New Venture Debt Agreement;

(b) Liens for fees, taxes, levies, imposts, duties or other governmental charges of any kind which are not yet delinquent or which are being contested in good faith by appropriate proceedings which suspend the collection thereof (provided that such appropriate proceedings do not involve any substantial danger of the sale, forfeiture or loss of any material item of Collateral which in the aggregate is material to Borrower and that Borrower has adequately bonded such Lien or reserves sufficient to discharge such Lien have been provided on the books of Borrower);

(c) Liens identified on the Disclosure Schedule;

(d) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Liens arising in the ordinary course of business and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings (provided that such appropriate proceedings do not involve any substantial danger of the sale, forfeiture or loss of any material item of Collateral or Collateral which in the aggregate is material to Borrower and that Borrower has adequately bonded such Lien or reserves sufficient to discharge such Lien have been provided on the books of Borrower);

(e) Liens upon any equipment or other personal property acquired by Borrower to secure (i) the purchase price of such equipment or other personal property, or (ii) lease obligations or indebtedness incurred solely for the purpose of financing the acquisition of such equipment or other personal property; provided that (A) such Liens are confined solely to the equipment or other personal property so acquired and the amount secured does not exceed the acquisition price thereof, including, without limitation, soft costs (including, without limitation, engineering and installation expenses) and taxes, and (B) no such Lien shall be created, incurred, assumed or suffered to exist in favor of Borrower’s officers, directors or shareholders holding five percent (5%) or more of Borrower’s Equity Securities;

(f) licenses of Intellectual Property pursuant to or in connection with leases, license agreements, purchase agreements, joint ventures and corporate collaborations entered into in the ordinary course of business; and

(g) Liens created by the establishment of the letters of credit referenced in clause (d) of the definition of Permitted Indebtedness.

“New Venture Debt Lender” means Compass Horizon Funding Company LLC.

“New Venture Debt Agreement” means that certain Venture Loan and Security Agreement dated as of October __. 2008, between New Venture Debt Lender and Borrower, as the same may be amended or supplemented from time to time.

“PA Lease Agreements” means that certain (a) Sub-Sublease, dated February 1, 2006, between Corporate Interiors, Inc. and Borrower for the property located at 2900 Potshop Lane, East Norriton, PA 19403; and (b) Lease, dated February 1, 2006, between Norriton Business Campus, L.P. and Borrower for the property located at 2900 Potshop Lane, East Norriton, PA 19403 and which lease period commences on March 1, 2011.

(b) Borrower and Lender hereby agree that Section 2.2(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Scheduled Payments. With respect to each Loan, Borrower shall make payments of accrued interest only on the outstanding principal amount of such Loan through and including July 1, 2009 and commencing August 1, 2009, twenty-four (24) equal payments of principal plus accrued interest on the outstanding principal amount of such Loan on each subsequent Payment Date as set forth in the Note applicable to such Loan in an amount sufficient to fully amortize the Loan by the Maturity Date (collectively, the “Scheduled Payments”). Borrower shall make such Scheduled Payments commencing on the date set forth in the Note applicable to such Loan and continuing thereafter on the first Business Day of each calendar month (each a “Payment Date”) through the Maturity Date. On or before the Funding Date of each Loan, Lender shall provide Borrower with an amortization and payment schedule for such Loan. In any event, all unpaid principal and accrued interest shall be due and payable in full on the Maturity Date.”

(b) Borrower and Lender hereby agree that Section 7.5(ii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities (other than repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar arrangements in each case as approved by Borrower’s Board of Directors (or an appropriate committee thereof) and to the extent required, Borrower’s preferred stockholders);”

(c) Borrower and Lender hereby agree that Section 7.13 (ii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(ii) grant or allow any other Person (other than Lender or New Venture Debt Lender) to perfect a security interest in, or enter into any agreements with any Persons (other than Lender or New Venture Debt Lender) accomplishing perfection via control as to, any of its deposit accounts or accounts holding securities (except Permitted Liens).”

(d) Borrower and Lender hereby agree that addresses for notice to Borrower set forth in Section 11 of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

If to Borrower:	Tengion, Inc. 2900 Potshop Lane, Suite 100 East Norriton, PA 19403 Attention: Chief Financial Officer Fax: (610) 275-3754 Ph: (267) 960-4802

With a copy to: 2900 Potshop Lane, Suite 100 East Norriton, PA 19403 Attention: General Counsel Fax: (610) 275-3754 Ph: (267) 960-4805

(e) Borrower and Lender hereby agree that Exhibit A of the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit A-1 attached hereto.

4. Amendment to Notes. Note A is hereby amended and restated in its entirety as set forth in Exhibit B attached hereto and made a part hereof (“Amended and Restated Note A”). Note B is hereby amended and restated in its entirety as set forth in Exhibit C attached hereto and made a part hereof (“Note B”). Note C is hereby amended and restated in its entirety as set forth in Exhibit D attached hereto and made a part hereof (“Amended and Restated Note C” and collectively with the Amended and Restated Note A and Amended and Restated Note B, the “Amended and Restated Notes”).

5. Conditions to Effectiveness. Lender’s consent and agreement herein is expressly conditioned on all of the following:

(a)	Borrower executing and delivering an executed copy of this Agreement;

(b)	Borrower executing and delivering to the Lender the Amended and Restated Notes;

(c)	Borrower providing a Secretary’s Certificate in form and substance satisfactory similar to Secretary’s Certificate provided by Borrower in connection with the closing of the Loan Agreement;

(d)	Borrower providing an opinion of counsel from its in-house counsel in form and substance similar to the opinion of counsel provided in connection with the closing of the Loan Agreement;

(e)	Lender (through the direct payment by New Venture Debt Lender to Lender at Borrower’s written instruction) receiving the proceeds of a certain venture loan in the original principal amount of Five Million Seven Hundred Seventy Two Thousand Six Hundred Twenty-one and 85/100 Dollars ($5,772,621.85) made by New Venture Debt Lender to Borrower.

(f)	Borrower executing and delivering to Lender or its designees a Warrant or Warrants to purchase up to 55,423 shares of Borrower’s Series C Preferred Stock at an exercise price of $1.82 per share;

(g)	Borrower paying Lender’s Expenses (as defined in the Loan Agreement) incurred in connection with this Agreement; and

(h)	Borrower paying Lender a Commitment Fee in the amount of Thirty-Five Thousand Five Hundred Sixty-Eight and 45/100 Dollars ($35,568.45).

6. Effect of Agreement. On and after the date hereof, each reference to the Loan Agreement in the Loan Agreement or in any other document shall mean the Loan Agreement as amended by this Agreement. Except as expressly provided hereunder, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement. Except to the limited extent expressly provided herein, nothing contained herein shall, or shall be construed to (nor shall the Borrower ever argue to the contrary) (i) modify the Loan Agreement or any other Loan Document (ii) modify, waive, impair, or affect any of the covenants, agreements, terms, and conditions thereof, or (iii) waive the due keeping, observance and/or performance thereof, each of which is hereby ratified and confirmed by the Borrower. Except as amended above, the Loan Agreement remains in full force and effect.

7. Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without reference to conflicts of law rules.

9. Counterparts. This Agreement may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

10. Integration. This Agreement and the Loan Documents constitute and contain the entire agreement of Borrower and Lender with respect to their respective subject matters, and supercede any and all prior agreements, correspondence and communications.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed as of the day and year first above written.

TENGION, INC.			HORIZON TECHNOLOGY FUNDING COMPANY LLC By: Horizon Technology Finance Management LLC, its advisor

By:	/s/ Gary Sender		By:	/s/ Robert D. Pomeroy, Jr.
	Name:	Gary Sender	Name:	Robert D. Pomeroy, Jr.
	Title:	CFO	Title:	Chief Executive Officer

EXHIBIT A-1

DISCLOSURE SCHEDULE

Borrower hereby certifies the following information to Lender:

Section 1. Information For UCC Financing Statements and Searches and Deposit Accounts and Accounts Holding Securities.

(i) The exact corporate name of Borrower as it appears in its Certificate of Incorporation, as amended to date is: Tengion, Inc.

(ii) Borrower’s state of incorporation is: Delaware.

(iii) The organizational ID number of Borrower from its jurisdiction of incorporation is 3679969.

(iv) Borrower’s taxpayer identification number is 20 021 4813.

(v) The following is a list of all corporate names, dba or trade names used by Borrower in the past five years: Tengion, Inc.

(vi) The following is a list of all Subsidiaries of Borrower: none.

(vii) The address of Borrower’s headquarters and chief executive office is: 2900 Potshop Lane, Suite 100, East Norriton, Pennsylvania 19403. The following is a list of all States where Borrower’s headquarters and chief executive office has been located in the past five years: Pennsylvania, Connecticut.

(viii) The following is a list of all States where Borrower’s property and assets have been located in the past five years: Pennsylvania, North Carolina, Connecticut, New York.

(ix) The following is a list of all of Borrower’s deposit accounts (bank name, address and account names and numbers):

Commerce Bank

4309 Skippack Pike

PO Box 800

Skippack, PA 19474

Premier Savings/Investment

(x) The following is a list of all of Borrower’s accounts holding securities (broker/bank name, address and account names and numbers):

Morgan Stanley Private Wealth Management

522 Fifth Avenue

New York NY 10036

Bank: Citibank NYC

ABA 021-000089

A/C Morgan Stanley & Co.

FBO Tengion Inc.

FBO # 32-78FT2

Section 5.3 Conflict with Other Instruments, etc.

Borrower’s covenants in Section 7.5(iii) may conflict with rights of the equity holders of Borrower with respect to dividends, redemption rights and liquidation preferences contained in Borrower’s Amended and Restated Certificate of Incorporation and the documents related to the sale and purchase of Borrower’s outstanding shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock.

Section 5.6 Name; Location of Chief Executive Office, Principal Place of Business and Collateral.

In addition to the Borrower’s chief executive office, the address of which is included on the cover page of this Agreement, certain Collateral is or will be located at the Borrower’s Science and Technology facility in North Carolina, the address of which is:

Main NC Office and Laboratory Facility:

Westpoint Industrial Park

3929 Westpoint Boulevard, Suite G

Winston-Salem, NC 27103

EXHIBIT B

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(LOAN A)

Original Principal Amount: $11,545,243.71	Dated as of September 1, 2006

FOR VALUE RECEIVED, the undersigned, TENGION, INC., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of HORIZON TECHNOLOGY FUNDING COMPANY LLC, a Delaware limited liability company (“Lender”) the principal amount of Eleven Million Five Hundred and Forty-Five Thousand Two Hundred Forty-Three and 71/100 Dollars ($11,545,243.71) or such lesser amount as shall equal the outstanding principal balance of Loan A (the “Loan”) made to Borrower by Lender pursuant to the Loan Agreement (as defined below), and to pay all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement.

Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate. From September 1, 2006 through October 31, 2008, the Loan Rate for this Note is 11.78% per annum based on a year of twelve 30-day months. On and after November 1, 2008, the Loan Rate for this Note is __% per annum based on a year of twelve 30-day months. If the Funding Date is not the first day of the month, interim interest accruing from the Funding Date through the last day of that month shall be paid on the first calendar day of the next calendar month. Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan (“Interest Payments”) on the first day of each month (collectively “Interest Payment Dates”), commencing October 1, 2006, through and including July 1, 2009. Interest Payments due from October 1, 2006 through November 1, 2008 shall be in the amount of One Hundred and Thirteen Thousand Three Hundred Thirty-Five and 81/100 Dollars ($113,335.81). Interest Payments due from December 1, 2008 through and including July 1, 2009 shall be in the amount of [One Hundred and Thirteen Thousand Three Hundred Thirty-Five and 81/100 Dollars ($113,335.81)]. On October 31, 2008, Borrower shall make a payment of principal in the amount of Five Million Seven Hundred Seventy Two Thousand Six Hundred Twenty-one and 85/100 Dollars ($5,772,621.85). Commencing on August 1, 2009, through and including July 1, 2011, on the first day of each month (collectively “Principal and Interest Payment Dates” and collectively with the Interest Payment Dates, the “Payment Dates”), Borrower shall make to Lender an equal payment of principal and accrued interest on the then outstanding principal amount due hereunder of [Four Hundred Forty-Six Thousand One Hundred Fifty-Nine and 15/100 Dollars ($446,159.15)]. If not sooner paid, all outstanding amounts hereunder and under the Loan Agreement shall become due and payable on July 1, 2011.

Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note is referred to in, and is entitled to the benefits of, the Venture Loan and Security Agreement executed September 19, 2006 to be effective September 1, 2006, as amended from time to time including by a certain First Amendment of Venture Loan and Security Agreement dated as of September 28, 2007 (as amended from time to time, the “Loan Agreement”). The Loan Agreement, among other things, (a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.3 of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, interest on the Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Connecticut.

This Amended and Restated Secured Promissory Note (Loan A) amends and restates in its entirety a certain Amended and Restated Secured Promissory Note (Loan A) in the stated principal amount of Eleven Million Five Hundred and Forty-Five Thousand Two Hundred Forty-Three and 71/100 Dollars ($11,545,243.71) executed by Borrower in favor of Lender dated as of September 1, 2006 (the “Original Note”) and nothing contained herein shall constitute a repayment or novation of the Original Note.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER: TENGION, INC.

By:

Name:

Title:

EXHIBIT C

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(LOAN B)

$3,000,000	Dated as of December 15, 2006

FOR VALUE RECEIVED, the undersigned, TENGION, INC., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of HORIZON TECHNOLOGY FUNDING COMPANY LLC, a Delaware limited liability company (“Lender”) the principal amount of Three Million and 00/100 Dollars ($3,000,000.00) or such lesser amount as shall equal the outstanding principal balance of Loan B (the “Loan”) made to Borrower by Lender pursuant to the Loan Agreement (as defined below), and to pay all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement.

Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate. From December 15, 2006 through October 31, 2008, the Loan Rate for this Note is 11.80% per annum based on a year of twelve 30-day months. On and after November 1, 2008, the Loan Rate for this Note is __% per annum based on a year of twelve 30-day months. If the Funding Date is not the first day of the month, interim interest accruing from the Funding Date through the last day of that month shall be paid on the first calendar day of the next calendar month. Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan (“Interest Payments”) on the first day of each month (collectively “Interest Payment Dates”). Interest Payments due from February 1, 2007, through and including November 1, 2008 shall be in the amount of Twenty-Nine Thousand Five Hundred and 00/100 Dollars ($29,500.00). Interest Payments due from December 1, 2008, through and including July 1, 2009 shall be in the amount of [Twenty-Nine Thousand Five Hundred and 00/100 Dollars ($29,500.00)]. Commencing on August 1, 2009, through and including July 1, 2011, on the first day of each month (collectively “Principal and Interest Payment Dates” and collectively with the Interest Payment Dates, the “Payment Dates”), Borrower shall make to Lender an equal payment of principal and accrued interest on the then outstanding principal amount due hereunder of [One Hundred Fifteen Thousand Nine Hundred Sixty-One and 50/100 Dollars ($115,961.50)]. If not sooner paid, all outstanding amounts hereunder and under the Loan Agreement shall become due and payable on July 1, 2011.

Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note is referred to in, and is entitled to the benefits of, the Venture Loan and Security Agreement executed September 19, 2006 to be effective September 1, 2006, as amended from time to time including by a certain First Amendment of Venture Loan and Security Agreement dated as of September 28, 2007 by and between Borrower and Lender (as amended from time to time, the “Loan Agreement”). The Loan Agreement, among other things, (a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.3 of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, interest on the Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Connecticut.

This Amended and Restated Secured Promissory Note (Loan B) amends and restates in its entirety a certain Amended and Restated Secured Promissory Note (Loan B) executed by Borrower in favor of Lender dated as of December 15, 2006 (the “Original Note”) and nothing contained herein shall constitute a repayment or novation of the Original Note.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER: TENGION, INC.

By:

Name:

Title:

EXHIBIT D

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(LOAN C)

$5,454,756.29	Dated as of December 15, 2006

FOR VALUE RECEIVED, the undersigned, TENGION, INC., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of HORIZON TECHNOLOGY FUNDING COMPANY LLC, a Delaware limited liability company (“Lender”) the principal amount of Five Million Four Hundred Fifty-Four Thousand Seven Hundred Fifty-Six and 29/100 Dollars ($5,454,756.29) or such lesser amount as shall equal the outstanding principal balance of Loan C (the “Loan”) made to Borrower by Lender pursuant to the Loan Agreement (as defined below), and to pay all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement.

Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate. From December 15, 2006 through October 31, 2008, the Loan Rate for this Note is 11.80% per annum based on a year of twelve 30-day months. On and after November 1, 2008, the Loan Rate for this Note is __% per annum based on a year of twelve 30-day months. If the Funding Date is not the first day of the month, interim interest accruing from the Funding Date through the last day of that month shall be paid on the first calendar day of the next calendar month. Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan (“Interest Payments”) on the first day of each month (collectively “Interest Payment Dates”). Interest Payments due from February 1, 2007, through and including November 1, 2008 shall be in the amount of Fifty-Three Thousand Six Hundred Thirty-Eight and 44/100 Dollars ($53,638.44). Interest Payments due from December 1, 2008, through and including July 1, 2009 shall be in the amount of [Fifty-Three Thousand Six Hundred Thirty-Eight and 44/100 Dollars ($53,638.44)]. Commencing on August 1, 2009, through and including July 1, 2011, on the first day of each month (collectively “Principal and Interest Payment Dates” and collectively with the Interest Payment Dates, the “Payment Dates”), Borrower shall make to Lender an equal payment of principal and accrued interest on the then outstanding principal amount due hereunder of [Two Hundred Ten Thousand Eight Hundred Forty-Seven and 23/100 Dollars ($210,847.23)]. If not sooner paid, all outstanding amounts hereunder and under the Loan Agreement shall become due and payable on July 1, 2011.

Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note is referred to in, and is entitled to the benefits of, the Venture Loan and Security Agreement executed September 19, 2006 to be effective September 1, 2006, as amended from time to time including by a certain First Amendment of Venture Loan and

Security Agreement dated as of September 28, 2007 by and between Borrower and Lender (as amended from time to time, the “Loan Agreement”). The Loan Agreement, among other things, (a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.3 of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, interest on the Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Connecticut.

This Amended and Restated Secured Promissory Note (Loan C) amends and restates in its entirety a certain Amended and Restated Secured Promissory Note (Loan C) executed by Borrower in favor of Lender dated as of December 15, 2006 (the “Original Note”) and nothing contained herein shall constitute a repayment or novation of the Original Note.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER: TENGION, INC.

By:

Name:

Title: